Exhibit 99.1

PRESS RELEASE
For Immediate Release

Monolithic Power Systems Announces

Results for the Second Quarter Ended June 30, 2022

KIRKLAND, WASHINGTON, August 1, 2022-- Monolithic Power Systems, Inc. (“MPS”) (Nasdaq: MPWR), a global company that provides high-performance, semiconductor-based power electronics solutions, today announced financial results for the quarter ended June 30, 2022.

The financial results for the quarter ended June 30, 2022 are as follows:

●

Revenue was $461.0 million for the quarter ended June 30, 2022, a 22.1% increase from $377.7 million for the quarter ended March 31, 2022 and a 57.2% increase from $293.3 million for the quarter ended June 30, 2021.

●	GAAP gross margin was 58.8% for the quarter ended June 30, 2022, compared with 56.0% for the quarter ended June 30, 2021.

●

Non-GAAP gross margin (1) was 59.0% for the quarter ended June 30, 2022, excluding the impact of $1.2 million for stock-based compensation expense, compared with 56.3% for the quarter ended June 30, 2021, excluding the impact of $0.9 million for stock-based compensation expense and $0.1 million for deferred compensation plan expense.

●	GAAP operating expenses were $129.1 million for the quarter ended June 30, 2022, compared with $103.6 million for the quarter ended June 30, 2021.

●

Non-GAAP operating expenses (1) were $92.7 million for the quarter ended June 30, 2022, excluding $41.7 million for stock-based compensation expense and $5.3 million for deferred compensation plan income, compared with $70.3 million for the quarter ended June 30, 2021, excluding $31.2 million for stock-based compensation expense and $2.0 million for deferred compensation plan expense.

●	GAAP operating income was $141.9 million for the quarter ended June 30, 2022, compared with $60.6 million for the quarter ended June 30, 2021.

●

Non-GAAP operating income (1) was $179.4 million for the quarter ended June 30, 2022, excluding $42.9 million for stock-based compensation expense and $5.4 million for deferred compensation plan income, compared with $94.9 million for the quarter ended June 30, 2021, excluding $32.1 million for stock-based compensation expense and $2.2 million for deferred compensation plan expense.

●	GAAP other expense, net, was $5.1 million for the quarter ended June 30, 2022, compared with other income, net, of $3.0 million for the quarter ended June 30, 2021.

●

Non-GAAP other expense, net (1) was $7,000 for the quarter ended June 30, 2022, excluding $5.1 million for deferred compensation plan expense, compared with non-GAAP other income, net (1), of $1.2 million for the quarter ended June 30, 2021, excluding $1.9 million for deferred compensation plan income.

●	GAAP income before income taxes was $136.8 million for the quarter ended June 30, 2022, compared with $63.7 million for the quarter ended June 30, 2021.

●

Non-GAAP income before income taxes (1) was $179.4 million for the quarter ended June 30, 2022, excluding $42.9 million for stock-based compensation expense and $0.3 million for deferred compensation plan income, compared with $96.1 million for the quarter ended June 30, 2021, excluding $32.1 million for stock-based compensation expense and $0.3 million for deferred compensation plan expense.

●

GAAP net income was $114.7 million and $2.37 per diluted share for the quarter ended June 30, 2022. Comparatively, GAAP net income was $55.2 million and $1.16 per diluted share for the quarter ended June 30, 2021.

●

Non-GAAP net income (1) was $157.0 million and $3.25 per diluted share for the quarter ended June 30, 2022, excluding $42.9 million for stock-based compensation expense, $0.3 million for net deferred compensation plan income and $0.3 million for related tax effects, compared with $86.5 million and $1.81 per diluted share for the quarter ended June 30, 2021, excluding $32.1 million for stock-based compensation expense, $0.3 million for net deferred compensation plan expense and $1.1 million for related tax effects.

The financial results for the six months ended June 30, 2022 are as follows:

●	Revenue was $838.7 million for the six months ended June 30, 2022, a 53.1% increase from $547.8 million for the six months ended June 30, 2021.

●	GAAP gross margin was 58.4% for the six months ended June 30, 2022, compared with 55.7% for the six months ended June 30, 2021.

●

Non-GAAP gross margin (1) was 58.7% for the six months ended June 30, 2022, excluding the impact of $2.5 million for stock-based compensation expense and $0.1 million for deferred compensation plan income, compared with 56.1% for the six months ended June 30, 2021, excluding the impact of $1.7 million for stock-based compensation expense and $0.3 million for deferred compensation plan expense.

●	GAAP operating expenses were $251.8 million for the six months ended June 30, 2022, compared with $198.6 million for the six months ended June 30, 2021.

●

Non-GAAP operating expenses (1) were $179.2 million for the six months ended June 30, 2022, excluding $80.2 million for stock-based compensation expense, $7.7 million for deferred compensation plan income and $0.1 million for amortization of purchased intangible assets, compared with $136.6 million for the six months ended June 30, 2021, excluding $59.0 million for stock-based compensation expense and $3.0 million for deferred compensation plan expense.

●	GAAP operating income was $238.0 million for the six months ended June 30, 2022, compared with $106.7 million for the six months ended June 30, 2021.

●

Non-GAAP operating income (1) was $313.1 million for the six months ended June 30, 2022, excluding $82.7 million for stock-based compensation expense, $7.8 million for deferred compensation plan income and $0.1 million for amortization of purchased intangible assets, compared with $170.7 million for the six months ended June 30, 2021, excluding $60.7 million for stock-based compensation expense and $3.3 million for deferred compensation plan expense.

●	GAAP other expense, net, was $5.7 million for the six months ended June 30, 2022, compared with other income, net, of $5.6 million for the six months ended June 30, 2021.

●

Non-GAAP other income, net (1) was $1.6 million for the six months ended June 30, 2022, excluding $7.3 million for deferred compensation plan expense, compared with $2.6 million for the six months ended June 30, 2021, excluding $3.0 million for deferred compensation plan income.

●	GAAP income before income taxes was $232.3 million for the six months ended June 30, 2022, compared with $112.3 million for the six months ended June 30, 2021.

●

Non-GAAP income before income taxes (1) was $314.6 million for the six months ended June 30, 2022, excluding $82.7 million for stock-based compensation expense, $0.5 million for deferred compensation plan income and $0.1 million for amortization of purchased intangible assets, compared with $173.3 million for the six months ended June 30, 2021, excluding $60.7 million for stock-based compensation expense and $0.2 million for deferred compensation plan expense.

●

GAAP net income was $194.2 million and $4.02 per diluted share for the six months ended June 30, 2022. Comparatively, GAAP net income was $100.6 million and $2.11 per diluted share for the six months ended June 30, 2021.

●

Non-GAAP net income (1) was $275.3 million and $5.70 per diluted share for the six months ended June 30, 2022, excluding $82.7 million for stock-based compensation expense, $0.5 million for net deferred compensation plan income, $0.1 million for amortization of purchased intangible assets and $1.3 million for related tax effects, compared with $155.9 million and $3.27 per diluted share for the six months ended June 30, 2021, excluding $60.7 million for stock-based compensation expense, $0.2 million for net deferred compensation plan expense and $5.6 million for related tax effects.

The following is a summary of revenue by end market (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
End Market	2022	2021	2022	2021
Storage and Computing	$122,288	$57,795	$218,874	$109,107
Enterprise Data	65,199	29,928	107,708	46,111
Automotive	61,019	48,699	115,565	93,566
Industrial	55,865	43,323	104,403	83,111
Communications	59,299	37,459	114,873	73,528
Consumer	97,334	76,113	177,295	142,349
Total	$461,004	$293,317	$838,718	$547,772

In the first quarter of 2022, the Company reorganized its end markets and broke out Computing and Storage into two new end markets: Storage and Computing, and Enterprise Data. All prior-period amounts have been restated to reflect the changes in the end markets.

The following is a summary of revenue by product family (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
Product Family	2022	2021	2022	2021
DC to DC	$442,250	$278,808	$801,099	$520,237
Lighting Control	18,754	14,509	37,619	27,535
Total	$461,004	$293,317	$838,718	$547,772

“We are continuing to execute on our growth strategies, including expansion and diversification of our R&D centers and manufacturing partnerships in multiple countries,” said Michael Hsing, CEO and founder of MPS.

Business Outlook

The following are MPS’s financial targets for the third quarter ending September 30, 2022:

●	Revenue in the range of $480.0 million to $500.0 million.

●	GAAP gross margin between 58.4% and 59.0%. Non-GAAP gross margin (1) between 58.7% and 59.3%, which excludes an estimated impact of stock-based compensation expenses of 0.3%.

●

GAAP research and development (“R&D”) and selling, general and administrative (“SG&A”) expenses between $136.2 million and $140.2 million. Non-GAAP R&D and SG&A expenses (1) between $94.7 million and $96.7 million, which excludes estimated stock-based compensation expenses in the range of $41.5 million to $43.5 million.

●	Total stock-based compensation expense of $42.8 million to $44.8 million.

●	Litigation expense of $2.3 million to $2.7 million.

●	Interest and other income of $1.3 million to $1.7 million before foreign exchange gains or losses.

●	Fully diluted shares outstanding between 47.9 million and 48.9 million.

(1) Non-GAAP net income, non-GAAP earnings per share, non-GAAP gross margin, non-GAAP R&D and SG&A expenses, non-GAAP operating expenses, non-GAAP other income (expense), net, non-GAAP operating income and non-GAAP income before taxes differ from net income, earnings per share, gross margin, R&D and SG&A expenses, operating expenses, other income (expense), net, operating income and income before taxes determined in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”). Non-GAAP net income and non-GAAP earnings per share exclude the effect of stock-based compensation expense, deferred compensation plan income/expense, amortization of purchased intangible assets and related tax effects. Non-GAAP gross margin excludes the effect of stock-based compensation expense and deferred compensation plan income/expense. Non-GAAP operating expenses exclude the effect of stock-based compensation expense, amortization of purchased intangible assets and deferred compensation plan income/expense. Non-GAAP other income (expense), net excludes the effect of deferred compensation plan income/expense. Non-GAAP operating income excludes the effect of stock-based compensation expense, amortization of purchased intangible assets and deferred compensation plan income/expense. Non-GAAP income before taxes excludes the effect of stock-based compensation expense, amortization of purchased intangible assets and deferred compensation plan income/expense. Projected non-GAAP gross margin excludes the effect of stock-based compensation expense. Projected non-GAAP R&D and SG&A expenses exclude the effect of stock-based compensation expense. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non-GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors' understanding of MPS's core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

Earnings Webinar

MPS plans to host a Zoom webinar covering its financial results at 2:00 p.m. PT / 5:00 p.m. ET, August 1, 2022. You can access the webinar at: https://mpsic.zoom.us/s/97031727105. The webinar will be archived and available for replay for one year under the Investor Relations page on the MPS website.

Safe Harbor Statement

This press release contains, and statements that will be made during the accompanying webinar will contain, forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including under “Business Outlook” and the quote from our CEO herein, including, among other things, (i) projected revenues, GAAP and non-GAAP gross margin, GAAP and non-GAAP R&D and SG&A expenses, stock-based compensation expenses, litigation expenses, interest income, and fully diluted shares outstanding, (ii) our outlook for the remainder of 2022 and the long-term prospects of the company, including our performance against our business plan, revenue growth in certain of our market segments, potential new business segments, our continued investment into R&D, expected revenue growth, customers' acceptance of our new product offerings, the prospects of our new product development, our expectations regarding market and industry segment trends and prospects, and our projected expansion of capacity and the impact it may have on our business, (iii) our ability to penetrate new markets and expand our market share, (iv) the seasonality of our business, (v) our ability to reduce our expenses, and (vi) statements of the assumptions underlying or relating to any statement described in (i), (ii), (iii), (iv), or (v). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, our ability to attract new customers and retain existing customers; acceptance of, or demand for, MPS’s products, in particular the new products launched recently, being different than expected; our ability to efficiently and effectively develop new products and receive a return on our R&D expense investment; our ability to increase market share in our targeted markets; our ability to meet customer demand for our products due to constraints on our third-party suppliers’ ability to manufacture sufficient quantities of our products or otherwise; our ability to expand manufacturing capacity to support future growth; competition generally and the increasingly competitive nature of our industry; any market disruptions or interruptions in MPS’s schedule of new product development releases; adverse changes in production and testing efficiency of our products; our ability to manage our inventory levels; our ability to effectively manage our growth and attract and retain qualified personnel; the effect of export controls, trade and economic sanctions regulations and other regulatory or contractual limitations on our ability to sell or develop our products in certain foreign markets, particularly in China; our ability to obtain governmental licenses and approvals for international trading activities or technology transfers, including export licenses; adverse changes in laws and government regulations such as tariffs on imports of foreign goods, export regulations and export classifications, including in foreign countries where MPS has offices or operations; adverse events arising from orders or regulations of governmental entities, including such orders or regulations that impact our customers, and adoption of new or amended accounting standards; the effect of epidemics and pandemics, such as the COVID-19 outbreak, on the global economy and on our business; adequate supply of our products from our third-party manufacturing partners; the risks, uncertainties and costs of litigation in which we are involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on MPS’s financial performance if its tax and litigation provisions are inadequate; adverse changes to the global economy, including due to the Russia-Ukraine conflict and the global economic downturn; adverse changes or developments in the semiconductor industry generally, which is cyclical in nature, and our ability to adjust our operations to address such changes or developments; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies (including as a result of the COVID-19 pandemic and as a result of the Russia-Ukraine conflict); our ability to realize the anticipated benefits of companies and products that we acquire, and our ability to effectively and efficiently integrate these acquired companies and products into our operations; the ongoing consolidation of companies in the semiconductor industry; and other important risk factors identified under the caption “Risk Factors” in MPS’s Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our Annual Report on Form 10-K filed with the SEC on February 25, 2022 and our Quarterly Report on Form 10-Q filed with the SEC on May 10, 2022. The forward-looking statements in this press release and statements made during the accompanying webinar represent MPS’s projections and current expectations, as of the date hereof, not predictions of actual performance. MPS assumes no obligation to update the information in this press release or in the accompanying webinar.

About Monolithic Power Systems

Monolithic Power Systems, Inc. (“MPS”) is a global company that provides high-performance, semiconductor-based power electronics solutions. MPS’s mission is to reduce energy and material consumption to improve all aspects of quality of life. Founded in 1997 by our CEO Michael Hsing, MPS has three core strengths: deep system-level knowledge, strong semiconductor design expertise, and innovative proprietary semiconductor process and system integration technologies. These combined advantages enable MPS to provide customers with reliable, compact and monolithic solutions that offer highly energy-efficient and cost-effective products, as well as providing a consistent return on investment to our stockholders. MPS can be contacted through its website at www.monolithicpower.com or its support offices around the world.

Monolithic Power Systems, MPS, and the MPS logo are registered trademarks of Monolithic Power Systems, Inc. in the U.S. and trademarked in certain other countries.

Contact:

Bernie Blegen

Chief Financial Officer

Monolithic Power Systems, Inc.

408-826-0777

investors@monolithicpower.com

Monolithic Power Systems, Inc.

Condensed Consolidated Balance Sheets

(Unaudited, in thousands, except par value)

	June 30,	December 31,
	2022	2021
ASSETS
Current assets:
Cash and cash equivalents	$342,867	$189,265
Short-term investments	469,012	535,817
Accounts receivable, net	125,508	104,813
Inventories	359,647	259,417
Other current assets	35,055	35,540
Total current assets	1,332,089	1,124,852
Property and equipment, net	356,687	362,962
Goodwill	6,571	6,571
Deferred tax assets, net	23,961	21,917
Other long-term assets	66,385	69,523
Total assets	$1,785,693	$1,585,825

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$77,925	$83,027
Accrued compensation and related benefits	85,238	62,635
Other accrued liabilities	91,324	81,282
Total current liabilities	254,487	226,944
Income tax liabilities	47,350	47,669
Other long-term liabilities	60,734	67,227
Total liabilities	362,571	341,840
Commitments and contingencies
Stockholders’ equity:
Common stock and additional paid-in capital: $0.001 par value; shares authorized: 150,000; shares issued and outstanding: 46,787 and 46,256, respectively	891,888	803,226
Retained earnings	545,920	424,879
Accumulated other comprehensive income (loss)	(14,686)	15,880
Total stockholders’ equity	1,423,122	1,243,985
Total liabilities and stockholders’ equity	$1,785,693	$1,585,825

Monolithic Power Systems, Inc.

Condensed Consolidated Statements of Operations

(Unaudited, in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenue	$461,004	$293,317	$838,718	$547,772
Cost of revenue	190,043	129,102	348,877	242,498
Gross profit	270,961	164,215	489,841	305,274
Operating expenses:
Research and development	57,131	44,753	111,234	86,645
Selling, general and administrative	70,668	57,238	137,822	108,691
Litigation expense	1,274	1,596	2,763	3,224
Total operating expenses	129,073	103,587	251,819	198,560
Operating income	141,888	60,628	238,022	106,714
Other income (expense), net	(5,092)	3,031	(5,726)	5,618
Income before income taxes	136,796	63,659	232,296	112,332
Income tax expense	22,117	8,490	38,051	11,750
Net income	$114,679	$55,169	$194,245	$100,582

Net income per share:
Basic	$2.46	$1.20	$4.17	$2.20
Diluted	$2.37	$1.16	$4.02	$2.11
Weighted-average shares outstanding:
Basic	46,675	45,796	46,550	45,647
Diluted	48,286	47,754	48,268	47,732

SUPPLEMENTAL FINANCIAL INFORMATION
STOCK-BASED COMPENSATION EXPENSE
(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Cost of revenue	$1,198	$885	$2,505	$1,700
Research and development	9,187	6,752	17,588	12,918
Selling, general and administrative	32,530	24,489	62,633	46,092
Total stock-based compensation expense	$42,915	$32,126	$82,726	$60,710

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME
(Unaudited, in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net income	$114,679	$55,169	$194,245	$100,582

Adjustments to reconcile net income to non-GAAP net income:
Stock-based compensation expense	42,915	32,126	82,726	60,710
Amortization of purchased intangible assets	33	-	66	-
Deferred compensation plan expense (income)	(302)	290	(475)	233
Tax effect	(314)	(1,117)	(1,276)	(5,578)
Non-GAAP net income	$157,011	$86,468	$275,286	$155,947

Non-GAAP net income per share:
Basic	$3.36	$1.89	$5.91	$3.42
Diluted	$3.25	$1.81	$5.70	$3.27

Shares used in the calculation of non-GAAP net income per share:
Basic	46,675	45,796	46,550	45,647
Diluted	48,286	47,754	48,268	47,732

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Gross profit	$270,961	$164,215	$489,841	$305,274
Gross margin	58.8%	56.0%	58.4%	55.7%

Adjustments to reconcile gross profit to non-GAAP gross profit:
Stock-based compensation expense	1,198	885	2,505	1,700
Deferred compensation plan expense (income)	(48)	130	(51)	291
Non-GAAP gross profit	$272,111	$165,230	$492,295	$307,265
Non-GAAP gross margin	59.0%	56.3%	58.7%	56.1%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES
(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Total operating expenses	$129,073	$103,587	$251,819	$198,560

Adjustments to reconcile total operating expenses to non-GAAP total operating expenses:
Stock-based compensation expense	(41,717)	(31,241)	(80,221)	(59,010)
Amortization of purchased intangible assets	(33)	-	(66)	-
Deferred compensation plan income (expense)	5,338	(2,022)	7,701	(2,981)
Non-GAAP operating expenses	$92,661	$70,324	$179,233	$136,569

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME
(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Total operating income	$141,888	$60,628	$238,022	$106,714

Adjustments to reconcile total operating income to non-GAAP total operating income:
Stock-based compensation expense	42,915	32,126	82,726	60,710
Amortization of purchased intangible assets	33	-	66	-
Deferred compensation plan expense (income)	(5,387)	2,152	(7,752)	3,272
Non-GAAP operating income	$179,449	$94,906	$313,062	$170,696

RECONCILIATION OF OTHER INCOME (EXPENSE), NET, TO NON-GAAP OTHER INCOME (EXPENSE), NET
(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Total other income (expense), net	$(5,092)	$3,031	$(5,726)	$5,618

Adjustments to reconcile other income (expense), net to non-GAAP other income (expense), net:
Deferred compensation plan expense (income)	5,085	(1,862)	7,277	(3,039)
Non-GAAP other income (expense), net	$(7)	$1,169	$1,551	$2,579

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO NON-GAAP INCOME BEFORE INCOME TAXES
(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Total income before income taxes	$136,796	$63,659	$232,296	$112,332

Adjustments to reconcile income before income taxes to non-GAAP income before income taxes:
Stock-based compensation expense	42,915	32,126	82,726	60,710
Amortization of purchased intangible assets	33	-	66	-
Deferred compensation plan expense (income)	(302)	290	(475)	233
Non-GAAP income before income taxes	$179,442	$96,075	$314,613	$173,275

2022 THIRD QUARTER OUTLOOK
RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited)

	Three Months Ending
	September 30, 2022
	Low	High
Gross margin	58.4%	59.0%
Adjustment to reconcile gross margin to non-GAAP gross margin:
Stock-based compensation expense	0.3%	0.3%
Non-GAAP gross margin	58.7%	59.3%

RECONCILIATION OF R&D AND SG&A EXPENSES TO NON-GAAP R&D AND SG&A EXPENSES
(Unaudited, in thousands)

	Three Months Ending
	September 30, 2022
	Low	High
R&D and SG&A expenses	$136,200	$140,200
Adjustments to reconcile R&D and SG&A expenses to non-GAAP R&D and SG&A expenses:
Stock-based compensation expense	(41,500)	(43,500)
Non-GAAP R&D and SG&A expenses	$94,700	$96,700